                                                                 EXHIBIT 10.13
[LOGO]

PROFILE TO OEM DISTRIBUTION AGREEMENT
--------------------------------------------------------------------------------

This profile covers the details of your authorization to market IBM Product(s) with Your Product(s) to your Distributors and End Users. Please let us know if you have any questions or problems with our IBM Product(s).

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

     1. Profile
     2. OEM Distribution Agreement
     3. Applicable Attachments and Exhibits referred to in the OEM Distribution Agreement

This Agreement is the complete agreement regarding this relationship, and replaces any prior oral or written communications between us. Once this Agreement is signed, 1) any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original and 2) all IBM Product(s) you order and services you perform under this Agreement are subject to it

Effective Date (last date signed):              Duration:           Two (2) Years
Agreed to:                                      Agreed to:
Crossroads Software Inc.                        International Business Machines Corporation
By: /s/ Scott Martin                            By: /s/ Stephen Jones
   ---------------------                            -----------------------
   (authorized signature)                            (authorized signature)
Name: Scott A. Martin                           Name: Stephen E. Jones
      ------------------
       (type or print)

Title: Senior VP, Sales, Services, Bus. Dev.    Title: Contract Administrator
       ------------------------------------
Date: 7/10/97                                   Date: 7/11/97
      -------------------------------------           -----------------------

OEM address:                                    IBM address:
Crossroads Software Inc                         International Business Machines Corporation
577 Airport Blvd., Ste 800                      11400 Burnet Road
Burlingame, CA 94010                            Austin TX, 78758
                                                Attn: OEM Software Contracts
                                                Internal Zip 1725
NOTIFICATION ADDRESS:
0EM:                                            IBM:
Crossroads Software Inc                         IBM Corporation
577 Airport Blvd., Ste 800                      11400 Burner Road
Burlingame, CA 94010                            Austin TX, 78758
Attn: Beth Dabagian                             Attn: Austin Site Counsel
                                                Internal Zip 9425

CUSTOMER NUMBER:                                AGREEMENT NUMBER: AUS970272

                                 YOUR PRODUCTS
                                 -------------

Description of Your Product(s)
------------------------------

       Crossroads Interchange Server and Crossroads Connectors



1.  Your Designated Ship to Locations:

       Crossroads Software Inc
       577 Airport Blvd., Ste 800
       Burlingame, CA 94010

[LOGO]

OEM Distribution Agreement (Software Systems)
--------------------------------------------------------------------------------

1.0             DEFINITIONS

     1.1        "Code" is a computer instruction in object code format.

     1.2        "Designated Locations" are any of your locations to which we ship IBM Product(s).

     1.3        "Distributors" are any business entities you use to distribute
                 Your Product(s).

     1.4        "End User" is a party unaffiliated with you and who acquires IBM
                 Product(s) from you for internal use, and not for redistribution.

     1.5        "IBM Product(s)" is the IBM Software Product(s) listed in the attached Exhibits.

     1.6        "Level 1 Service" shall mean the service provided in response to the initial phone call placed by an End User which identifies and documents an error in the IBM Product(s). This includes problem source identification assistance, problem analysis, problem resolution, installation planning information and preventive and corrective service information.

     1.7        "Level 2 Service" shall mean the service provided to analyze or reproduce the error or to determine that the error is not reproducible. This includes problem recreation and in-depth technical analysis.

     1.8        "Level 3 Service" is the service provided to the OEM that
                 isolates the error to a component level of the IBM Product(s). A reasonable commercial effort is to be made to provide an error correction or circumvention or notification that no correction or circumvention is available.

     1.9        "Proof of Entitlement" is the confirmation from us to the End
                 User of the levels of authorized use of the Product by the End User.

     1.10       "Restricted License" is a license to you, your Distributors and
                 End-Users which prohibits the use of the IBM Product(s) except when used in conjunction with Your Product(s). The Exhibit will specify the IBM Product(s) for which a Restricted License applies.

     1.11       "Your Product(s)" is the software product described in the
                 Profile which you market and distribute under your trademark(s) or service mark(s).

2.0  OUR RESPONSIBILITIES

     We agree to:

     2.1 provide you golden master copies for the IBM Product(s) listed in the Exhibit. We may make new releases of the IBM Product(s) available to you. Prices, terms and conditions for such new releases may vary.

     2.2 provide Level 3 Service during the time that such service is available to all other IBM customers of the IBM Product(s). Upon our request, you will provide a reasonable quantity of Your Product(s) to us at no charge in order to provide this service .

3.0  OUR MUTUAL REPRESENTATIONS

     3.1 IBM represents and warrants that they have the right to grant the license rights herein.

     Each of us agrees:

     3.2 that each of us is an independent contractor and neither of us is a legal representative or agent Of the other.

     3.3 that each of us may independently develop or acquire materials which are competitive with each others product(s) or make similar arrangements with other parties. Each of us is free to establish our own prices and to enter into similar agreements with other parties.

     3.4 that failure by either of us to insist on strict performance or to exercise a right when entitled, does not prevent us from doing so at a later time, either in relation to that default or any subsequent one.

4.0  YOUR RESPONSIBILITIES

     You agree to:

     4.1 distribute the IBM Product(s) with an International Program License Agreement ("IPLA") containing terms legally sufficient to:

                 i) prohibit further copying and or transfer of the IBM Product(s) by the End User; and

                ii) prohibit reverse assembly, reverse compilation, or other translation of an IBM Product(s); and

               iii) notify the End User that the IBM Product(s) is copyrighted and licensed (not sold) and that title to the IBM product(s) is not transferred; and

                iv) notify the End User that the owner of the IBM Product(s), "DISCLAIMS ALL WARRANTIES WITH RESPECT TO THE USE OF THE IBM PRODUCT(S) INCLUDING (WITHOUT LIMITATION) ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE;" and

                 v) notify the End User that the owner of the IBM Product(s) liability is limited to the amount paid by the End User for the IBM Product(s); and

                vi) when a Restricted License applies, prohibit the use of the IBM Product(s) except when used in conjunction with Your Product(s).

     4.2  provide Level 1 and Level 2 Service.

     4.3 make the greater of 7 or one-percent (1%) of your annual forecast as no charge copies of the IBM Product(s) to be used solely for demonstration purposes which must be so labeled. Additionally, we will specify in the Profile if you are authorized to make any other no charge copies for any other purposes. You agree not to make any unauthorized copies.

     4.4  return the golden master or copies to us when this Agreement ends.

     4.5 (1) have an agreement in place with each Distributor which will permit you to comply with your obligations under this Agreement, and
          (2) ensure that such Agreement is consistent with the terms of this Agreement.

     4.6 integrate IBM Product(s) only with Your Product(s) that are of comparable or higher value, and upon our written request, make available to us for our inspection and approval one copy of Your Product(s) and print materials which use the name of the IBM Product(s), both in finished form.

     4.7 retain records for each of the transactions for three (3) years. Records must include the number of IBM Product(s) sold, name of IBM Product(s), and model numbers thereof, sold and/or returned, including if IBM requests such information, your End Users reference number. You agree to provide a mutually agreed to representative with sufficient free and safe access to your facilities at a mutually convenient time for us to audit these records. We may conduct surveys of your Distributors with regard to our relationship under this Agreement. Audits shall be limited to only one per calendar year at IBM's expense.

     4.8 not assign your rights or delegate your obligations under this Agreement to any third party without our written consent except in connection with the sale of your business. Any attempt to do so is void.

     4.9 not make representations about the IBM Product(s) except as authorized by us in writing.

5.0  LICENSES (IBM TO YOU) AND YOUR OBLIGATIONS

     5.1 We give you a non-transferable license to replicate and distribute to End Users or your Distributors copies of the IBM Product(s) on Your Product(s). You are not authorized to distribute the IBM Product(s) alone. When a Restricted License applies, End Users may only use the IBM Product(s) in conjunction with Your Product(s). You shall not reverse assemble, reverse compile, sublicense, rent, lease or assign the IBM Product(s)r or any copy thereof.

     5.2 We do not grant you rights to any derivative work with respect to IBM Product(s) or any other item we supply to you.

     5.3 You may provide one back-up copy of the IBM Product(s) with Your Product(s). This copy must be identified as the back-up copy allowed under the applicable license agreement.

6.0  INFORMATION EXCHANGE

     6.1 We mutually agree that all information exchanged between us is non-confidential, if either of us requires the exchange of confidential information it will be made under a signed confidentiality agreement.

7.0  CHANGES TO THIS AGREEMENT

     7.1 We may change prices for IBM Products by issuing a Revised Exhibit. We will gave you sixty (60) days prior notice of any price increase. For all other changes to be valid, both of us must sign a written amendment.

8.0  FINANCIAL TERMS

     8.1 We will specify the charges and any minimum order requirements associated with the IBM Product(s) in the Exhibits and you shall pay in accordance to the terms and conditions of these attached Exhibits.

     8.2. You shall provide IBM with an initial payment in accordance with the Exhibit for each IBM Product(s) that you distribute. This payment must be made before any IBM Product(s) are distributed. When the quantity associated with the initial order is exhausted, you may order additional IBM Product(s), subject to the minimum order quantity specified in the Exhibit, by submitting a purchase order to the address listed below.

          International Business Machines Corporation

               Branch Office JWQ
               Accounts Receivable
               Internal Zip 306
               150 Kettletown Road
               Southbury, CT 06488

          You are responsible to ensure that sufficient quantities of the IBM Product(s) have been ordered to cover shipments of Your Product(s). You agree to provide IBM, upon written request, documentation detailing the quantity of IBM Product(s) distributed externally or installed internally during the term of this Agreement.

          Each such accounting shall include a statement summarizing for each country in which you or your authorized Distributors are authorized to sell the

          IBM Product(s), the following: (i) the number of copies of the IBM Product(s) distributed externally or installed internally; (ii) total revenue for such IBM Product(s) so placed; and (iii) an explanation of how the payment was calculated.

     8.3 If your account becomes delinquent, (more than 45 days past due) we may revoke your license to copy or distribute IBM Product(s) until your account is current. You shall pay IBM's attorneys fees (both in house and outside) incurred in connection with collecting sums past due.

     8.4 You agree to: (1) provide us with valid reseller exemption documentation for each applicable taxing jurisdiction, otherwise we will charge you all applicable state and local taxes and duties and
          (2) notify, us promptly if this documentation is revoked or modified. You are liable for any claims or assessments resulting from any taxing jurisdiction in which your exemption is not recognized.

9.0  WARRANTY

     9.1 THE IBM PRODUCT(S) WE PROVIDE TO YOU PURSUANT TO THIS AGREEMENT ARE PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND, EXPRESS OH IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.0  LIMITATION OF LIABILITY

     10.1 EXCEPT F0R CLAIMS ARISING OUT OF SECTION 11.0, NEITHER PARTY IS LIABLE FOR ANY LOST REVENUE, LOST PROFITS, OR OTHER CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES EVEN IF ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES

     10.2 Except for claims arising out of Section 11.2, our entire liability for claims in any way related to this Agreement shall be limited to the greater of de monies paid by you to us under this Agreement which caused the damage or one hundred thousand dollars ($100,000). This limitation is cumulative. The sum of multiple claims may not exceed this limit (excluding obligations under Section 11.0).

     10.3 The existence of multiple claims will not enlarge or extend this limitation. You agree to release us from all obligations, liability, claims, or demands in excess of the limitation.

11.0  PATENTS, COPYRIGHTS AND INDEMNIFICATIONS

     11.1 You agree, at your expense, to defend us against any claim against us based on your representations, omissions, or actions relating to this Agreement, Your Product(s) or your Code. You agree to pay all costs, damages and reasonable attorney's fees that a court finally awards as a result of such claim. To qualify for such defense and payment, we agree to 1) give you prompt written notice of any such claim and 2) allow you to control and fully cooperate with you in the defense of such claims and all related settlement negotiations.

     11.2 If a third party claims that an IBM Product we provide to you infringes that party's patent or copyright, we will defend you against that claim at our expense and pay all costs, damages, and attorney's fees that a court finally awards, provided that you:

          1.  promptly notify us in writing of the claim; and

          2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

          If such a claim is made or appears likely to be made, you agree to permit us to enable you to continue to use the IBM Product, or to modify it, Or replace it with one that is at least functionally equivalent. If we determine that none of these alternatives is reasonably available, you agree to return the IBM Product to us on our written request. We will then give you a credit equal to the amount you paid us for the product, provided you have followed generally-accepted accounting principles.

          This is our entire obligation to you regarding any claim of infringement.

          Claims for which we are NOT Responsible

          We have no obligation regarding any claim based on any of the following:

          1.  anything you provide which is incorporated into an IBM Product;

          2. your modification of an IBM Product, or a Program's use in other than its Specified Operating Environment;

          3. the combination, operation, or use of a Product with other Products not provided by us as a system, or the combination, operation, or use of an IBM Product with any product, data, or apparatus that we did not provide; or

          4. infringement by a non-IBM Product alone, as opposed to its combination with an IBM Product(s) we provide to you as a system.

     11.3 Title to our copyrights, patents, and any other intellectual property rights in the Code and IBM Product(s) documentation remain with us. Title to your copyrights, patents, and any other intellectual property rights in Your Products and documentation remain with you.

12.0  TRADEMARKS, TRADE NAMES AND SERVICE MARKS

     12.1 This Agreement does not grant you any rights in any of IBM's trademarks, trade names or service marks. However, you may assert that Your Product(s) include the IBM Product(s).

13.0  TERMINATION

     13.1 Except as otherwise provided herein, either of us may terminate this Agreement for cause, if the cause has not been cured within thirty
          (30) days following written notice to the other party, and either party may terminate this Agreement without cause upon three months written notice.

     13.2 Upon termination of this Agreement you agree to immediately pay us all amounts due.

     13.3 The rights and obligations of this Agreement, expressively identified as Section 1,3,6,9,10,11,12,13,14, survive term in this Agreement and apply to respective successors and assignees.

14.0  GENERAL

     14.1 You shall have sole responsibility for the payment of all taxes and duties imposed by any governmental entity, and shall, at your own expense, comply with any governmental law, statute, ordinance, administrative order, rule or regulation relating to your duties under this Agreement and shall procure all licenses and approvals and pay all fees and other charges required by law thereby, as they pertain to your duties, obligations and performance under this Agreement. You are responsible to bear any personal property taxes assessable on the Products on or after delivery to the carrier at our ship-from location.

     14.2 You agree to comply with all of the export laws. You shall not, nor shall you authorize or permit your employees, agents or subcontractors to export or re-export any IBM information or materials to any country specified as a prohibited destination in applicable federal, state and local laws, regulations end ordinances, including the Regulations of the U.S. Department of Commerce and/or the U.S. State Department, without first obtaining any requisite U.S. government approval. For your information, current prohibited countries include Cuba, Iraq, Iran, Libya, North Korea, Yugoslavia, (Serbia, Montenegro).

     14.3 We may assign our rights or delegate our responsibilities under this Agreement.

     14.4 Any notice required or permitted to be given pursuant to this Agreement shall be considered given on the date of mailing if sent to the receiving party by first class mail, postage prepaid or facsimile, and addressed to the addresses set forth in the Profile.

     14.5 The laws of the State of New York and the Copyright and Patent Law of the united States of America govern this Agreement. Neither of us will bring a legal action against the other more than two years after the cause of action arose.

     14.6 The parties acknowledge that they have read this Agreement, understand it, and agree to be bound by its terms and conditions.

                                   EXHIBIT TO
                         THE OEM DISTRIBUTION AGREEMENT
                                FOR IBM PRODUCTS
                                    PROFILE

                    MQSERIES VERSION 5 - RESTRICTED LICENSES
                    ----------------------------------------

SERVICE PROVIDED BY: CrossWorlds Software  EFFECTIVE DATE: 3-27-98
-------------------
This exhibit authorizes you to distribute this Products worldwide, with the Exception of the countries or geographic areas identified in the OEM Distribution Agreement.

PART #                                               DESCRIPTION                                                     IN U.S. DOLLARS
------                                               -----------                                                     --------------
04L2948                                              MQSeries V5 Capacity Unit for 0S/2 Windows NT, NP UX, AIX       $1,500
                                                     and Sun Solaris

THE FOLLOWING PRODUCTS ARE AVAILABLE FOR USE ONLY IN THE UNITED STATES
----------------------------------------------------------------------
04L2949                                              MQSeries V5 Capacity Unit Upgrade Protection with 5x9 Support   $300
                                                     (1 year at 20% of base license price)

04L2950                                              MQSeries V5 Capacity Unit Upgrade Protection with 7x24 Support  $375
                                                     (1 year at 25% of base license price)

THE FOLLOWING IS AVAILABLE ONLY OUTSIDE THE UNITED STATES
---------------------------------------------------------
04L2537                                              MQSeries V5 Capacity Unit Upgrade Protection                    $300
                                                     (1 year at 20% of base license price)

                                   EXHIBIT TO
                         THE OEM DISTRIBUTION AGREEMENT
                                FOR IBM PRODUCTS
                                    PROFILE

                    MQSERIES VERSION 5 - RESTRICTED LICENSES
                    ----------------------------------------


SERVICES PROVIDED BY: CrossWorlds Software      EFFECTIVE DATE: 3-27-98
---------------------



TERMS AND CONDITIONS:
---------------------

-  Initial order will be 15% of 12 month commitment volume.
-  Minimum subsequent order is $5,000,
- Initial charges will be based upon a projection of $100,000 at a discount of 42% within the first year of the Agreement.
- This Exhibit is an update to the 7/11/97 Exhibit for MQSeries V2.0, part number 30F6764, and upgrade Protection part number 30F6782. Initial order and minimum charges requirement have been fulfilled.
- Upon completion of the first year of this agreement, both parties will promptly reconcile total payments based on the actual 12 month order volume. Any amount overpaid by you shall be credited to your account and we will invoice you for any amount underpaid.
- The license granted to you is a "Restricted License" for the products listed above which means the products listed above can only be used in conjunction with your product "CrossWorlds Interchange Server and CrossWorlds Connectors".
- The quantity of Capacity units which must be purchased for each system is as follows: For Intel, OEM must purchase 2 capacity units for each Intel license. For Unix, OEM must purchase capacity units for each Unix license.
- Capacity Unit Upgrade Protection with Support and Capacity Unit Upgrade Protection for a 2 year period and must be paid in advance for each capacity unit for each year in effect starting
- Capacity Unit Upgrade Protection with Support and Capacity Unit Upgrade Protection must be purchased for all Capacity Units at an end user customer's enterprise.
- Price changes do not affect licenses upgraded with Capacity Unit Upgrade Protection with Support and Capacity Unit Upgrade Protection.
- Capacity Unit Upgrade Protection with Support and Capacity Unit Upgrade Protection with Support fees aggregate toward the revenue total of this exhibit.

IBM / OEM Program Agreement: AUS970272
Transaction Document Number 001
--------------------------------------------------------------------------------

Thank you for doing business with IBM. This is a Transaction Document under the IBM/OEM Program Agreement NO. AUS970272 ("Base Agreement"). This Transaction Document becomes effective when signed by both parties.

By signing below for our companies, each of us agrees to the terms of this Transaction Document. Once signed, 1) both parties agree any reproduction of the Agreement made by reliable means (for example, photocopy or facsimile) is an original unless prohibited by local law and 2) all Programs within this Transaction Document are subject to it.

Agreed to:                            Agreed to:

International Business Machines corporation    CrossWorlds Software, Inc.

By: /s/ Stephen E. Jones                By: /s/ Barton Foster
    --------------------                    -----------------

Name: Dominic Cavalucci                 Name: Barton Foster
      -----------------                      --------------

Title: OEM Software Contracts           Title: Senior VP
       ----------------------                  ---------

Date: 6/3/99                            Date: 6/3/99
      ------                                  ------

IBM Address                             CrossWorlds Software, Inc.
11400 Burnet Road                       577 Airport Blvd., Ste. 800
Austin, TX 78758                        Burlingame, CA 94010
Attn: Dominic Cavalucci
0EM Software Contracts
Internal zip 4106

                                     1 of 8

IBM / OEM Program Agreement: AUS970272

Transaction Document Number 001
--------------------------------------------------------------------------------

Thank you for doing business with IBM. This is a Transaction Document under the IBM/OEM Program Agreement NO. AUS970272 ("Base Agreement"). This Transaction Document becomes effective when signed by both parties.

By signing below for our companies, each of us agrees to the terms of this Transaction Document. Once signed, 1) both parties agree any reproduction of the Agreement made by reliable means (for example, photocopy or facsimile) is an original unless prohibited by local law and 2) all Programs within this Transaction Document are subject to it.

Agreed to:                            Agreed to:

International Business Machines       CrossWorlds Software, Inc.
Corporation

By: /s/ Stephen E. Jones              By:
    --------------------                  ---------------------

Name: Dominic Cavalucci                 Name: Barton Foster
      -----------------                       -------------

Title: OEM Software Contracts           Title: Senior VP
       ----------------------                  ---------

Date: 6/3/99                            Date:
      ------                                  ---------

IBM Address                              CrossWorlds Software, Inc.

11400 Burnet Road                        577 Airport Blvd., Ste. 800
Austin, TX 78758                         Burlingame, CA 94010
Attn: Dominic Cavalucci
0EM Software Contracts
Internal zip 4106

                                     1 of 8

                           IBM/OEM Software Agreement
                        Transaction Document Number 001

                 MQSERIES INTEGRATOR (MQSI) RESTRICTED LICENSES
                 ----------------------------------------------



This exhibit authorizes you to distribute this product on a World Wide basis with the exception of those geographic areas identified in the OEM Distribution Agreement,

     1. MQSI Restricted License
        -----------------------

                                                            OEM PRICE IN
PART #    DESCRIPTION                                       US DOLLARS
------    -----------                                       ----------

41L187 MQSeries Integrator Product version 1.x and Section 9 (b) Version 2,x, UNIX and NT Platforms

     2. Value-Add components which must be Included In Offerings:

--------------------------------------------------------------------------------
               Vendor                            Application Description
--------------------------------------------------------------------------------
Software Inc. (CrossWorlds)   The CrossWorlds InterChange Server


     3. Related Licensed Materials which must be included in Offerings: Related Licensed Materials (standard materials included with the product on golden master) will be included in your Offering in the appropriate languages and with the appropriate terms for the geographies in which It Will be distributed.

     4. Territory is World wide, with the exception of US State Department specified prohibited countries which include Cuba, Iraq, Iran, Libya, North Korea, and Yugoslavia (Serbia-Montenegro).

     5. Term: The term of this Transaction Document will be two (2) years from the date signed by the last signatory hereto, and will be automatically renewed for an additional one (1) year term unless notice of termination is provided by either party at least thirty (30) days prior to such renewal date. However, in the event you do not purchase the minimum quantity specified in Section 9 (b), such renewal is contingent upon your and IBM's agreement to revised terms for the programs.

     6. License Agreement Requirement: You will include in your Offering(s) the International Program License Agreement in the appropriate languages and with the appropriate terms for the geographies in which it will he distributed,

     7. Technical Support: You or your Distributors will provide Level 1 Service and Level 2 Service to Customers. You will include with your Offerings a conspicuous description of Level 1 and Level 2 Services and the method and means the Customer shall use to contact your Level 1 and Level 2 Services, IBM will provide Level 3 Service to you at no additional charge during the time that such service is available to all other IBM customers of the IBM Product.

     8. Coordinators: The following contract coordinators are authorized to receive notices under this Transaction Document and the Base Agreement:

                                     2 of 8

     ---------------------------------------------------------------------------
                        For IBM                  For you:
     ---------------------------------------------------------------------------
     Name               Dominic Cavalucci        Director Alliances
     ---------------------------------------------------------------------------
     Company            IBM                      CrossWorlds Software Inc.
     ---------------------------------------------------------------------------
     Address            11400 Burnet Rd.         577 Airport Blvd, Suite 800
     ---------------------------------------------------------------------------
                        Internal Zip 4106
     ---------------------------------------------------------------------------
     City, ST           Austin, TX 78758         Burlingame CA 94010
     ---------------------------------------------------------------------------
     Telephone:         (512)823-8664            (650)685-9077
     ---------------------------------------------------------------------------
     Fax:               (512)823-8712            (650)685-1748
     ---------------------------------------------------------------------------

     9.   Royalty Calculation and Payment Requirements:

          a) CrossWorlds will pay IBM royalty payments on sales of CrossWorlds products bundled with MQSI as described in Section 2, to Customer Categories (5) and (6) based on implementation schedules of Phase (1),
          (2)a, and (2)b. Definitions of Customer Categories and Implementation Phases are listed below:

Customer Category:
----------------

     1. Customers who have already bought CrossWorlds and who order additional copies or versions of CrossWorlds InterChange Server without MQSI. A small list of customers (reference Attachment I of this Transaction Document) registered by CrossWorlds at the time of contract with IBM and where CrossWorlds will close without IBM, (and may even be in competition with IBM). No customers allowed in this category in Phase 2.
     2. CrossWorlds prospective customers to whom CrossWorlds has already quoted a price at time of this contract who in CrossWorlds discretion are not being switched to MQSI based offering. Small list of customers in this category registered by CrossWorlds at the time of contract with IBM and where CrossWorlds will close without IBM, (and may even be in competition with IBM). Again no customers allowed in this category in Phase 2.
     3. Customers who already have (or have contracted for) an unrestricted license to IBM MQSI and now propose to use it with CrossWorlds solution.
     4. Prospective customers who CrossWorlds has identified to IBM as requiring "full", unrestricted MQSI license, (e.g. because they intend to use it for something other than CrossWorlds solution as well), and such customer has purchased MQSI from IBM by the time CrossWorlds starts implementing the Offering.
     5. Customers with custom- or legacy-to-package integration requirement (where CrossWorlds sees MQSI as the appropriate technology to provide Phase 1 solution) who are not covered by Categories 3 or 4.
     6. Customers with package-to-package only integration requirement, (where MQSI may or may not be part of the solution during Phase 1) who are not covered by Categories 3 or 4.

Phase 1: Starts with signing of this Transaction Document, and ends 12/31/99 or
-------
MQSI Version 2 General Availability + 2 weeks, whichever is the later date.

--------------------------------------------------------------------------------
Customer                        1,2          3         4         5         6
Category
--------------------------------------------------------------------------------
MQSI part of                     N           Y         Y         Y         Y
sale (whether
provided by IBM
or CrossWorlds
--------------------------------------------------------------------------------
CrossWorlds                      N           N         N         Y         N
Install MQSI
--------------------------------------------------------------------------------
Customer uses                    N           Y         Y         Y         N
MQSI as part of
CrossWorlds
solution
--------------------------------------------------------------------------------
OEM royalty                      N           N         N         Y         Y
--------------------------------------------------------------------------------
Sales teaming                    N           -         Y         Y         Y
possible
--------------------------------------------------------------------------------

     Phase 2a - (MQSI part of all sales, but CrossWorlds InterChange Server
     --------
     embedding MQSI not yet available)

     ---------------------------------------------------------------------------
     Customer Category          3               4               5            6
     ---------------------------------------------------------------------------
     MQSI part of sale          Y               Y               Y            Y
     (whether provided
     by IBM or CrossWorlds)
     ---------------------------------------------------------------------------
     CrossWorlds Install        N               N               Y            N
     MQSI (Under terms
     of this contract)
     ---------------------------------------------------------------------------
     Customer uses MQSI as      Y               Y               Y            N
     part of the
     CrossWorlds solution
     ---------------------------------------------------------------------------
     OEM royalty                N               N               Y            Y
     ---------------------------------------------------------------------------
     Sales teaming possible     -               Y               Y            Y
     ---------------------------------------------------------------------------

     Phase 2b - (Phase 2a and CrossWorlds InterChange Server embedding MQSI is
     --------
     available)

     ---------------------------------------------------------------------------
     Customer Category          3               4               5            6
     ---------------------------------------------------------------------------
     MQSI part of sale          Y               Y               Y            Y
     (whether provided
     by IBM or CrossWorlds)
     ---------------------------------------------------------------------------
     CrossWorlds install        N               N               Y            Y
     MQSI (Under terms
     of this contract)
     ---------------------------------------------------------------------------
     Customer uses MQSI as      Y               Y               Y            Y
     part of CrossWorlds
     solution
     ---------------------------------------------------------------------------
     OEM royalty                N               N               Y            Y
     ---------------------------------------------------------------------------
     Sales teaming possible     -               Y               Y            Y
     ---------------------------------------------------------------------------

     (b) The OEM discounts and prices offered in this Transaction Document are based on total SRP revenue volume commitment of $4M over a (2) year term. The $4M commitment is calculated on IBM's SRP's for MQSI product and for upgrade support for MQSI. IBM SRP for MQSI product for alt CrossWorlds offering regardless of end user customer, processor size or operating platform environments is $110,000.

     Phase 1 royalty calculation: CrossWorlds shall received an OEM discount of 50% off of IBM SRP for MQSI sales, and the OEM royalty per license is $55,000 (counts as $110,000 towards commitment).

     Phase 2 royalty calculation: CrossWorlds shall received an OEM discount of 31% off of IBM SRP for MQSI sales, and the OEM royalty per license is $75,900 (counts as $110,000 towards commitment).

     Your purchase order will contain the following information: purchase order number, product pad number, order quantity, a contact name and phone number. Your orders will be sent to:

     IBM Branch Office JWQ
     Accounts Receivable - Internal Zip 261
     150 Kettletown Road

                                   4 of 8

     Southbury, CT 06488

     c) You will provide to IBM quarterly sales report-, for quarters ending 3/31, 6/30, 9/30, and 12/31. The sales report and payment for any royalties owed for the quarter being reported are due to IBM within 30 days of the quarter end.

     10. Miscellaneous Terms/Conditions;

     a) IBM wilt deliver to CrossWorlds Golden Master(s) for the MQSI program product listed above by the 30th day after mutual execution of this Transaction Document.

     b) The license granted to you is a "Restricted License" for the products listed in Section 2, which means they can only be used in conjunction with your product "The CrossWorlds InterChange Server",

     c) Purchases of MQSI may not be aggregated with purchases of other IBM products for discount purposes.

     d) Both parties will promptly reconcile total payments based on the actual 24 month order volume and the contribution of those payments to the SRP volume commitment. Any amount overpaid by you shall be credited to your account and we will invoice you for any amount underpaid.

     e) CrossWorlds has the option to inform IBM in writing their wish to increase the committed revenue volume (per the chart below) to take advantage of higher discount levels at any point during Phase I!. The new discount(s) will only take effect on new sales after the Increase in commitment volumes. No retroactive discounts Will be applied toward sales prior to the increase in commitment volumes.

     MQSI SRP Revenue Volume Commitment and Associated OEM Discount Levels over a 12-month period:

     SRP Commitment:   $5K   $50K   $200K    $500K    $1M    $2M     $5M    $10M

     OEM Restricted    0%    0%     19%      23%      27%    31%     35%    40%
     License


     f) No product returns are allowed, in the case of customer returns for warranty/indemnity issues, CrossWorlds may distribute MQSI as part of a replacement or workaround without charge.

     g) CrossWorlds will provide a list of customer situations who should qualify for classification as Category (1) and (2) customers (reference Attachment{ of this Transaction Document) at Transaction Document signing.

     h) IBM commits to holding quarterly meeting of the joint IBM/CrossWorlds Design Council and to have the IBM Technical Coordinator for CrossWorlds present at such meetings. CrossWorlds commits to participating in IBM MQSI Quarterly Design Council meetings during the term of this Agreement. No other participants will attend the joint Design Council unless mutually agreed. Both party's Technical Coordinators shall discuss and review technical issues relating to (1) MQSI planned changes/enhancements which may relate to and/or impact the effectiveness and use of CrossWorlds products with MQSI and (2) CrossWorlds requests for IBM MQSI changes/enhancements. Both IBM and CrossWorlds will provide the designated Technical Coordinators for each party prior to the start of the first council meeting.

     i) Press Announcement requirements: IBM and CrossWorlds shall issue a joint press announcement and host a joint press event announcing this Transaction Document with the appropriate executives from both companies within 30 days of mutual execution of this Transaction Document.

     j) IBM AIM sales representatives will be compensated for the MQSI OEM Sales revenues of CrossWorlds Offerings.

                                    5 of 8

     k) in the event of a conflict between this Transaction Document and the Base Agreement, this Transaction Document shall prevail.

     11. Upgrade Protection:

                                                                  PRICE IN

PART #     DESCRIPTION                                            US DOLLARS
------     -----------                                            ----------
41L1901    Annual Upgrade Protection Fee                          20% of net price per year
           for MQSeries Integrator for NT and UNIX platforms

     ('net price' refers to IBM OEM price as defined in this Transaction
     Document)

     - Upgrade Protection, purchased for an individual license over a one year period, will provide the purchaser with a new version or release when made generally available by IBM, at no additional cost to CrossWorlds. If the Upgrade Protection fee has been paid continuously since the original license was purchased. When Upgrade Protection has been purchased, OEM may upgrade the end user's license to the new version.

     - Upgrade Protection must be paid in advance for each license for each year in effect, beginning with the first quarterly accounting and payment as described in Section 5,2 of the Base Agreement. Each quarterly accounting and payment for new licenses in that quarter must have 20% added for the Upgrade Protection fees.



         12.  Amendments to Base Agreement:

The following amends the Base Agreement solely with respect to this Transaction Document 001, and not with respect to any other Exhibits applicable to the Base Agreement.

a) The "Duration" on the profile sheet of the Base Agreement is hereby amended to read: "Duration: Two (2) years from mutual execution of IBM/OEM Software Agreement Transaction Document Number 001; automatically renewed for an additional one (1) year term unless notice of termination is provided by either party at least thirty (30) days prior to such renewal date".

b) Section 2,1 of the Base Agreement is hereby amended to read: "provide you with golden master copies for the IBM Product(s) listed in an Exhibit or Transaction Document. We will make any generally available new releases and versions (i.e., those new releases and versions not specified in an Exhibit or Transaction Document) of such IBM Product available to you. Prices for such new releases and versions may vary.

c) Section 4.3 of the Base Agreement is hereby amended to read' "make 100 number of copies of the IBM Product(s) to be used solely for demonstration, support and evaluation of, and training on, development and testing, your Offering. Additionally, we will specify in the Profile if you are authorized to make any other no charge copies for any other purposes. You agree not to make any unauthorized copies. Provided a royalty has been already paid to IBM, there is no charge or royalty to you for distributions of the IBM Product(s) (i) with updates, upgrades, enhancements or new versions of Your Product(s) and
         (ii) as part of a replacement or workaround of your Offering due to warranty/indemnity issues."

d) Section 4.8 of the Base Agreement is amended to read as follows: "not assign your rights or delegate your obligations under this Agreement to any third party without our written consent except to a successor in the event of a merger, acquisition or sale of assets, where such successor assumes in writing or by operation of law your obligations under this Agreement. Except for the foregoing, you may not assign this Agreement nor your rights or obligations hereunder to a third party without IBM's written consent and any attempt to do so is void".

e) Section 5.1 of the Base Agreement is amended by inserting the phrase "(except as set forth in Section 4.8)" after the word
         "non-transferable".

                                    6 of 8

f) Section 7.1 of the Base Agreement is amended by deleting it and replacing it with the following' "7.1 If IBM increases the SRP for the IBM, Products, this will not change the SRP or discount level listed in the Transaction Document 001 during its term."

g) Section 9.1 of the Base Agreement is amended to read as follows; "IBM warrants that for a period of 90 days following delivery of the golden master to you containing the IBM Product(s), the IBM Product(s) will perform in accordance with the functional specifications contained in the documentation for such IBM Product(s) and the golden master will be free of defects in materials and workmanship. IBM does not warrant that the IBM Product(S) will be error-free. Your exclusive remedy for any breach of the foregoing warranty will be for IBM to promptly either (as applicable), remedy such non-compliance or replace such golden master and permit you to distribute such remedy free of charge to your existing customers, IBM represents that when the IBM Product is used in the specified operating environment, it will conform to its specifications. If such specifications state that the IBM Product is '"Year 2000 Ready," such product when used in accordance with its associated documentation is capable of correctly processing, providing and/or receiving date data within and between the 20th and 21st centuries, provided that all other products (including hardware, software and firmware) used with the Program(s) properly exchange accurate date data with it. EXCEPT FOR THE FOREGOING, THE IBM PRODUCT(S) WE PROVIDE TO YOU PURSUANT TO THIS AGREEMENT ARE PROVIDED WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE."

h) Section 11.2 of the Base Agreement is amended by (i) replacing the words "that party's" with "a", (ii) inserting the words "or trademark" immediately after the word "copyright" and (ii[) inserting the words "and your customers and other persons to whom you've distributed the IBM Product(s)" after the words "to enable you".

i) Section 12.1 of the Base Agreement is amended to read as follows: "IBM hereby grants to you a nonexclusive, nontransferable (except as set forth in Section 4.8), royalty-free, worldwide right and license to use any IBM product logos or trademarks for the MQSeries product family in conjunction with your Offering pursuant to IBM's guidelines for such use. You will not remove any IBM trademarks or logos embedded in the IBM products. You may assert that your Offerings include the IBM products.

j) Section 13.1 of the Base Agreement is amended by deleting the phrase ", and either party may terminate this Agreement without cause upon three months written notice, and adding the following "where 'cause' means a party's breach of a material term of this Agreement."

k) The following is added to Section 14.3 of the Base Agreement' "The foregoing is subject to the provision that if we assign our rights or delegate our responsibilities under this Agreement to any entity which is not directly or indirectly controlling, controlled by or under common control with us, where 'control' means the ownership of 50% or more of the voting shares of the subject entity, you may terminate this Agreement upon written notice to us."

                                    7 of 8

                                 ATTACHMENT I

Category 1 customer list

 1. Hercules
 2. Bombardier
 3. Ingersol Rand
 4. MCI/Avantel
 5. Telinor
 6. Orbital
 7. Andersen Windows
 8. Farmland
 9. US West
10. Roche Diagnostics
11. Polk
12. Amdahl
13. Northrop Grumman
14. Applied Materials
15. Autodesk
16. Orange
17. Vorwerk

Category 2 Customers list

 1. Delphi
 2. Philips
 3. ENBW (German Utility)
 4. Duetsche Telecom
 5. Honeywell UK
 6. Maxtor
 7. Schneider Trucking
 8. Franklin-Covey
 9. Unum
10. Harris Semiconductor
11. Calibar Logistics
12. Tech Data
13. ABB
14. Solar Turbine


                                    8 of 8

                              [LETTERHEAD OF IBM]


February 8, 2000

Mr. Scott Takaoka
Cross Worlds Software, Inc.
577 Airport Blvd, Suite 800
Burlingame, CA 94010

SUBJECT: Amendment 01 to OEM DISTRIBUTION AGREEMENT NO. AUS970272

Dear Mr. Scott Takaoka,

     As a matter of clarification, the base Agreement in paragraph 7.1 requires both parties to sign a written amendment to all changes excluding price changes. Since we both wish to amend the Duration of this Agreement, please sign below indicating your acceptance. Duration shall be amended to read as follows:

     Duration: The duration of this Agreement will be extended to June 3, 2001, and will be automatically renewed for an additional one (1) year term unless notice of termination is provided by either party at least thirty (30) days prior to such renewal date. However, in the event you do not purchase the minimum quantity specified in Section 9 (b), such renewal is contingent upon your and IBM's agreement to revised terms for the Programs.

     All exhibits attached to this Agreement shall remain in effect until changed or terminated via a sixty day written notice per paragraph 7.1 of this Agreement.

Once signed and completed, both parties agree any reproduction of this Extension of OEM Distribution Agreement No. AUS970272 made by reliable means (for example, photocopy or facsimile) is an original.

Please sign below if you concur to this contract extension and fax back to me. If you do not concur, please indicate so below and return to me.

Sincerely,

                                           CrossWorlds Software, Inc.

/s/ Dominic Cavalucci  2/8/2000            /s/ Mark Kent        2/9/00
--------------------------------           -------------------  ------
     Signature           Date                  Signature         Date

Dominic Cavalucci                                Mark Kent
                                           -------------------
Contract Administrator                          Print Name
IBM Software Procurement, US
                                                 SVP & CFO
                                            -------------------
                                                   Title

                              Amendment Number Two (2) dated March 21,2000 to the IBM OEM Distribution Agreement No, AUS970272 executed on July 11, 1997 between IBM Corporation and CrossWorlds Software, Inc.

International Business Machines Corporation (hereinafter referred to as "IBM") and CrossWorlds Software, Inc. (hereinafter referred to as "CrossWorlds") hereby agree to amend the License Agreement No, AUS970272 (hereinafter referred to as "Agreement") as follows:

The following Amendment Two (2) amends the Base Agreement solely with respect to the Exhibit titled "MQSERIES INTEGRATOR (MQSI) RESTRICTED LICENSES" effective 3/13/00 and not with respect to any other Exhibits applicable to the Base Agreement.

a) Section 2.1 of the Base Agreement is hereby amended to read: "provide you with golden master copies for the IBM Product(s) listed in an Exhibit. We will make any generally available new releases and versions (i.e., those
                                                                  ----
     new releases and versions not specified in an Exhibit) of such IBM Product available to you. Prices, terms and conditions for such new releases and versions may vary.

b) Section 4.3 of the Base Agreement is hereby amended to read: "make 100 copies of the IBM Product(s) to be used solely for demonstration, support and evaluation of, and training on, development and testing, your Offering. Additionally, we will specify in the Profile if you are authorized to make any other no charge copies for any other purposes. You agree not to make any unauthorized copies. Provided a royalty has been already paid to IBM, there is no charge or royalty to you for distributions of the IBM Product(s) (i) with updates, upgrades, enhancements or new versions of Your Product(s) and (ii) as part of a replacement or workaround of your Offering due to warranty/indemnity issues."

c) Section 4.8 of the Base Agreement is amended to read as follows: "not assign your rights or delegate your obligations under this Agreement to any third party without our written consent except to a successor in the event of a merger, acquisition or sale of assets, where such successor assumes in writing or by operation of law your obligations under this Agreement. Except for the foregoing, you may not assign this Agreement nor your rights or obligations hereunder to a third party without IBM's written consent and any attempt to do so is void".

d) Section 5.1 of the Base Agreement is amended by inserting the phrase "(except as set forth in Section 4.8)" after the word "non-transferable".

e) Section 7.1 of the Base Agreement is amended by deleting It and replacing it with the following "7.1 If IBM increases the Suggested Retail Price
     (SRP) for the IBM Products, this will not change the SRP or discount level listed in the Exhibit during its term."

g) Section 9.1 of the Base Agreement is amended to read as follows: "IBM warrants that for a period of 90 days following delivery of the golden master to you containing the IBM Product(s), the IBM Product(s) will perform in accordance with the functional specifications contained in the documentation for such IBM Product(s) and the golden master will be free of defects in materials and workmanship. IBM does not warrant that the IBM Product(s) will be error-free. Your exclusive remedy for any breach of the foregoing warranty will be for IBM to promptly either (as applicable), remedy such non-compliance or replace such golden master and permit you to distribute such remedy free of charge to your existing customers. IBM represents that when the IBM Product is used in the specified operating environment, it will conform to its specifications, if such specifications state that the IBM Product is "Year 2000 Ready," such product when used in accordance with its associated documentation is capable of correctly processing, providing and/or receiving date data within and between the 20th and 21st centuries, provided that all other products (including hardware, software and firmware) used with the Program(s) properly exchange accurate date data with it. EXCEPT FOR THE FOREGOING, THE IBM PRODUCT(S) WE PROVIDE TO YOU PURSUANT TO THIS AGREEMENT ARE PROVIDED WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE."

h) Section 11.2 of the Base Agreement is amended by (i) replacing the words "that party's" with "a", (ii) inserting the words "or trademark" immediately after the word "copyright" and (iii) inserting the words "and your customers and other persons to whom you've distributed the IBM Product(s)" after the words "to enable you".

i) Section 12.1 of the Base Agreement is amended to read as follows: "IBM hereby grants to you a nonexclusive, nontransferable (except as set forth in Section 4.8), royalty-flee, worldwide right and license to use any IBM product logos or trademarks for the MQSeries product family in conjunction with your Offering pursuant to IBM's guidelines for such use. You will not remove any IBM trademarks or logos embedded in the IBM products. You may assert that your Offerings include the IBM products.

j) Section 13.1 of the Base Agreement is amended by deleting the phrase " and either party may terminate this Agreement without cause upon three months written notice" and adding the following "where 'cause' means a party's breach of a material term of this Agreement."

k) The following is added to Section 14.3 of the Base Agreement: "The foregoing is subject to the provision that if we assign our rights or delegate our responsibilities under this Agreement to any entity which is not directly or indirectly controlling, controlled by or under common control with us, where 'control' means the ownership of 50% or more of the voting shares of the subject entity, you may terminate this Agreement upon written notice to us."

Except as otherwise provided in this Amendment Number Two (2), all other terms and conditions of the Agreement shall remain in full force and effect.

Once signed and completed, both parties agree any reproduction of this Amendment Number Two (2) made by reliable means (for example, photocopy or facsimile)is an original.

ACCEPTED AND AGREED TO:                            ACCEPTED AND AGREED TO:

International Business Machines Corporation        CrossWorlds Software, Inc.
11400 Burnet Road                                  577 Airport Blvd., Suite 800
Austin, TX 78758                                   Burlingame, CA 94010


By:      /s/ Dominic Cavalucci                     By:      /s/ Barton Foster
        ------------------------                        ----------------------
           Authorized Signature                          Authorized Signature

Name:      Dominic Cavalucci                       Name:   Barton Foster
                                                        ----------------------

Title:     Contract Administrator                  Title:  SVP, Marketing &
           IBM Software Procurement                        Business Development
                                                        ----------------------

Date:        3/21/00                               Date:   3/21/00
         -----------------------                        ----------------------

                                  EXHIBIT TO
                        THE OEM DISTRIBUTION AGREEMENT
                            FOR IBM PRODUCTS PROFILE

                 MQSERIES INTEGRATOR (MQSI) RESTRICTED LICENSES
                 ----------------------------------------------

Effective Date: 03/13/00
------------------------

  This exhibit authorizes you to distribute this product on a World Wide basis with the exception of those geographic areas identified In the OEM Distribution Agreement.

  1. MQSI Restricted License
     -----------------------
                                                      OEM PRICE IN
PART #        DESCRIPTION                              US DOLLARS
------        -----------                             ------------
41L187    MQSeries Integrator Product Version 1.x    See Section 9 (b)
          UNIX and NT Platforms

  2. Value-Add Components which must be Included in Offerings:

--------------------------------------------------------------------------------
                        Vendor                      Application Description
--------------------------------------------------------------------------------
CrossWorlds Software Inc. (Crossworlds)     The CrossWorlds InterChange Server
--------------------------------------------------------------------------------

  3. Related Licensed Materials which must be included in Offerings: Related Licensed Materials (standard materials included with the product on golden master) will be included in your Offering in the appropriate languages and with the appropriate terms for the geographies in which it will be distributed.

  4. Coordinators: The following contract coordinators are authorized to receive notices under this Exhibit and the Base Agreement:

                                          For IBM:                              For you:
-----------------------------------------------------------------------------------------------------------------
  Name                                    Dominic Cavalucci                     Scott Takaoka, Director Alliances
-----------------------------------------------------------------------------------------------------------------
  Company                                 IBM                                   CrossWorlds Software, Inc.
-----------------------------------------------------------------------------------------------------------------
  Address                                 11400 Burnet Rd.                      577 Airport Blvd, Suite 800
-----------------------------------------------------------------------------------------------------------------
                                          Internal Zip 4106
-----------------------------------------------------------------------------------------------------------------
  City, ST                                Austin, TX 78758                      Burlingame CA 94010
-----------------------------------------------------------------------------------------------------------------
  Telephone:                              (512)823-8664                         (650) 685-9077
-----------------------------------------------------------------------------------------------------------------
  Fax:                                    (512)823-8712                         (650) 685-1748
-----------------------------------------------------------------------------------------------------------------

  5. Royalty Calculation and Payment Requirements:

     a) Retroactive to June 3, 1999, CrossWorlds will pay IBM royalty payments to IBM on sales of MQSI products, whenever a copy of IBM's MQSI product is supplied by CrossWorlds together or in association with the sale of the CrossWorlds product as described in Section 2.

     (b) The OEM discounts and prices offered in this Exhibit are based on total SRP revenue volume commitment of $4M over a (2) year term, The $4M commitment is calculated on IBM's SRP's for

   MQSI product and for upgrade support for MQSI, IBM SRP for MQSI product for all CrossWorlds offering regardless of end user customer, processor size or operating platform environments is $110,000.

   While the calculation of the OEM price is based on this SRP revenue volume commitment of $4M, CrossWorlds is not required to meet this commitment for the purpose of this Exhibit. A new SRP revenue volume commitment requirement will be presented in a new Exhibit to CrossWorlds for signature.

   OEM PRICE: CrossWorlds shall receive an OEM discount of 50% off of IBM SRP for MQSI sales, and the OEM royalty per license is $55,000.

   Your purchase order will contain the following information: purchase order number, product part number, order quantity, a contact name and phone number. Your orders will be seat to:

   IBM Branch Office JWQ
   Accounts Receivable - Internal Zip 261
   150 Kettletown Road
   Southbury, CT 06488

   c) You will provide to IBM quarterly sales reports for quarters ending 3/31,6/30, 9/30, and 12/31. The sales report and payment for any royalties owed for the quarter being reported are clue to IBM within 30 days of the quarter end.

  6. Miscellaneous Terms/Conditions:

   a) IBM will deliver to CrossWorlds Golden Master(s) for the MQSI program product listed above by the 30th day after mutual execution of this Exhibit.

   b) Purchases of MQSI may not be aggregated with purchases of other IBM products for discount purposes.

   MQSI SRP Revenue Volume Commitment and Associated OEM Discount Levels over a 12-month period:

   SRP Commitment:  $5K  $50K  $200K  $500K  $1M  $2M  $5M  $10M

   OEM Restricted   0%   0%    19%    23%    27%  31%  35%  40%
   License

   c) No product returns are allowed, in the case of customer returns for warranty/indemnity issues, CrossWorlds may distribute MQSI as part of a replacement or workaround without charge.

   d) IBM commits to holding quarterly meeting of the joint IBM/CrossWorlds Design Council and to have the IBM Technical Coordinator for CrossWorlds present at such meetings. CrossWorlds commits to participating in IBM MQSI Quarterly Design Council meetings during the term of this Agreement. No other participants will attend the joint Design Council unless mutually agreed. Both party's Technical Coordinators shall discuss and review technical issues relating to (1) MQSI planned changes/enhancements which may relate to and/or impact the effectiveness and use of CrossWorlds products with MQSI and (2) CrossWorlds requests for IBM MQSI changes/enhancements. Both IBM and CrossWorlds will provide the designated Technical Coordinators for each party prior to the start of the first council meeting.

   e) In the event of a conflict between this Exhibit and the Base Agreement, this Exhibit shall prevail. This Exhibit supersedes and replaces the Exhibit/Transaction Document 001 entered into by the parties June 3, 1999.

  7. Upgrade Protection:


                                                                        OEM PRICE IN
PART #         DESCRIPTION                                              US DOLLARS
------         -----------                                              ----------
41L1901        Annual Upgrade Protection Fee                            20% of net price per year
               for MQSeries integrator for NT and UNIX platforms

  ('net price' refers to IBM OEM price as defined in this Exhibit)

  - Upgrade Protection, purchased for an individual license over a one year period, will provide the purchaser with a new version or release when made generally available by IBM, at no additional cost to CrossWorlds. If the Upgrade Protection fee has been paid continuously since the original license was purchased, When Upgrade Protection has been purchased, OEM may upgrade the end user's license to the new version.
  - Upgrade Protection must be paid in advance for each license for each year in effect, beginning with the first quarterly accounting and payment as described in Section 6.2 of the Base Agreement. Each quarterly accounting and payment for new licenses in that quarter must have 20% added for the Upgrade Protection fees.



Except as otherwise provided in this Exhibit, all other terms and conditions of the Agreement shall remain in full force and effect.

Once signed and completed, both parties agree any reproduction of this Exhibit made by reliable means (for example, photocopy or facsimile) is an original.

ACCEPTED AND AGREED TO:                            ACCEPTED AND AGREED TO:

International Business Machines Corporation        CrossWorlds Software, Inc.
11400 Burnet Road                                  577 Airport Blvd., Suite 800
Austin, TX 78758                                   Burlingame, CA 94010


By:     /s/ Dominic Caralucci                      By:      /s/ Barton Foster
        ------------------------                        ----------------------
           Authorized Signature                          Authorized Signature

Name:      Dominic Cavalucci                       Name:   Barton Foster
                                                        ----------------------

Title:     Contract Administrator                  Title:  SVP, Marketing &
                                                           Business Development
                                                        ----------------------

Date:      3/22/00                                 Date:   3/21/00
         -----------------------                        ----------------------

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